Exhibit 99.1

                             Terms and Conditions

I.     Definitions

       A. Aggregate Benefit Amount means the aggregate of all Claim Amounts, Purchase Prices or portions thereof withdrawn from the Reserve Account or paid by the Company, without regard for any withdrawals from the Reserve Account to reimburse the Company for Claim Amounts, Purchase Prices or portions thereof (including, for this purpose, any Claim Amounts with respect to additional Claims deemed filed under Section 3.2) paid by the Company (or interest thereon at the Late Payment Rate).

       B. Amortized Insured Loan Amount means, as to any Premium Payment Date and any Loan, the unpaid principal balance of the Loan as of beginning of the month in which the Premium Payment Date occurs.

       C. Bankruptcy Code means the United States Bankruptcy Reform Act of 1978, as amended.

       D. Borrower means any individual legally obligated to repay the debt obligation created by a Loan, including any co-borrower, co-signer, co-obligor or guarantor of the Loan.

       E. Claim means the timely filed written request, made on a form or in a format mutually agreed between the Company and the Master Servicer, to receive the benefits of this Policy.

       F. Claim Amount means, with respect to each Loan, the amount calculated in accordance with Section 3.4 of this Policy.

       G.   Covered Loan Schedule means the schedule attached hereto as
            Schedule I listing the Loans for which coverage under this Policy has been extended.

       H. Debt Service Reduction means, as to any Loan, a reduction of the scheduled periodic payment due on any due date for such Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, which becomes final and non-appealable, except such a reduction resulting from a Deficient Valuation.

       I. Deed of Trust means, as to any Loan, a mortgage, deed of trust or other instrument which constitutes or is equivalent to a first or second lien or encumbrance on the related Property at the time of origination of the Loan, subject only to a first Deed of Trust, in the case of any second Deed of Trust, and to Permitted Encumbrances in all cases.

       J. Default means the failure by a Borrower (a) to pay when due a scheduled periodic payment due under the terms of a Loan, or (b) to pay all amounts due


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            on acceleration of the Loan after (i) a breach by the Borrower of a due-on-sale provision in the Loan or (ii) a failure to pay when due a scheduled periodic payment or any other amount due on any debt or other obligations representing an encumbrance or lien superior to the lien of the Loan (including any tax lien or other encumbrance).

            A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which (1) a scheduled periodic payment has not been made under the terms of the Loan or
            (2) as of the close of business on the due date stated in the notice of such acceleration. For example, a Loan is "four (4) months in Default" if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration exists for a continuous period of four (4) months.

       K. Deficient Valuation means, as to any Loan, a valuation by a court of competent jurisdiction of the related Property in an amount less than the sum of the then outstanding indebtedness under the Loan and any loan secured by a lien with a higher priority than the lien of such Loan, to the extent that the difference between such sum and such valuation is not in excess of the then outstanding indebtedness under the Loan, or any reduction in the amount of principal to be repaid that results in a permanent forgiveness of principal under the Loan, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

       L. Due Date has the meaning provided in the Pooling and Servicing Agreement.

       M. Extraordinary Event means any of the following conditions with respect to a Loan or any related Property, to the extent causing or resulting in a loss upon the liquidation of such Loan:

                 (a) exhaustion of coverage maintained under the fidelity bond or errors and omissions insurance policy required to be maintained pursuant to the Pooling and Servicing Agreement;

                 (b) nuclear reaction or nuclear radiation or radioactive
            contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril otherwise covered by the definition of the term "Special Hazard Damage";

                 (c) hostile or warlike action in time of peace or war,
            including action in hindering, combating or defending against an actual, impending or expected attack:


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                   (i)   by any government or sovereign power, de jure or de
                       facto, or by any authority maintaining or using military, naval or air forces; or

                   (ii)  by military, naval or air forces; or

                   (iii) by an agent of any such government, power, authority or forces;

                 (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                 (e) terrorism, insurrection, rebellion, revolution, civil
            war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

       N. Fraud Loss means a Realized Loss by reason of fraud, concealment, misrepresentation or other dishonesty in connection with the origination of any Loan.

       O. Fraud Loss Limit means (a) during the first year after the Cut-off Date, an amount equal to 3.0% of the Total Insured Loan Amount, minus the Aggregate Benefit Amount in respect of Fraud Losses since the Cut-off Date, (b) during the period from the first anniversary of the Cut-off Date through the second anniversary of the Cut-off Date, an amount equal to the lesser of (i) 2.0% of the Total Insured Loan Amount and (ii) the amount determined in (a) as of the end of the first year after the Cut-off Date, minus the Aggregate Benefit Amount in respect of Fraud Losses since the first anniversary of the Cut-off Date, and (c) during the period from the second anniversary of the Cut-off Date through the fifth anniversary of the Cut-off Date, an amount equal to the lesser of
            (i) 1.0% of the Total Insured Loan Amount and (ii) the amount determined in (b) as of the end of the second year after the Cut-off Date, minus the Aggregate Benefit Amount in respect of Fraud Losses since the second anniversary of the Cut-off Date.

       P. Insured Loan Amount means the unpaid principal balance of the Loan on the Cut-off Date as set forth on the Covered Loan Schedule or, in the case of a substituted Loan, on the date of substitution.

       Q. Late Payment Rate means the lesser of (i) the greater of (A) the "prime rate" of interest, which is published in the "Money Rates" section of The Wall Street Journal (any change in such rate of interest to be effective on the date such change is so announced), plus 1%, and (B) the then applicable highest rate of interest on the Securities and (ii) the maximum rate that is permissible under applicable usury or similar laws limiting interest rates. Any interest at the


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            Late Payment Rate shall be computed on the basis of a 360-day year and the actual number of days elapsed in the related accrual period.

       R. Liquidated Loan has the meaning provided in the Pooling and Servicing Agreement, provided that, for purposes of this Policy, a Liquidated Loan may be a Loan that has been liquidated through the sale of such Loan in addition to the means provided in the Pooling and Servicing Agreement and the reference to the Master Servicer at the definition of "Liquidated Loan" in the Pooling and Servicing Agreement shall be deemed to be a reference to the Company with respect to any Loan purchased by the Company on a servicing-released basis pursuant to Section 3.2 during any time that such Loan is serviced by or on behalf of the Company.

       S. Loan means a disbursement of proceeds or advance of credit by a lender to or for the benefit of a Borrower who promises to repay the principal amount of such disbursement, plus interest at a stated annual rate over time, which is listed on the Covered Loan Schedule or is substituted for any Loan listed thereon in accordance with the Pooling and Servicing Agreement and to which coverage under this Policy has been extended.

       T. Master Servicer means the Person specified on the declaration page under "Insured" and the successors and assigns of such Person under the Pooling and Servicing Agreement.

       U. Maximum Aggregate Liability means the Aggregate Loss Percentage of the Total Insured Loan Amount as of the Effective Date.

       V. Mortgage File has the meaning provided in the Pooling and Servicing Agreement.

       W. Note means the written evidence of indebtedness under which a Borrower is obligated to fully repay a Loan.

       X. Office Address has the meaning specified on the declaration page under "Insured".

       Y. Permitted Encumbrances means only the following liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption:

            1. Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

            2. Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed; and


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            3.   Any other impediments which will not have a materially
                 adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

       Z.   Person has the meaning provided in the Pooling and Servicing
            Agreement.

       AA. Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism, hostile or warlike action (including terrorism), nuclear reaction, radiation, insurrection, rebellion, revolution, government action or any environmental condition (including contamination by toxic or hazardous waste, chemicals or other substances).

       BB. Policy means this contract of insurance and all commitments, applications, endorsements and schedules, which are incorporated in this Policy, related to Loans insured under this Policy.

       CC. Pooling and Servicing Agreement has the meaning specified on the declaration page under "Insured".

       DD. Property means, as to any Loan, the Residential real property and all improvements thereon which secure the Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions.

       EE. Purchase Price means, as to any Loan which the Company has exercised its right to purchase under Section 3.2, the sum of (a) the unpaid principal balance of such Loan as of the date of purchase, (b) accrued and unpaid interest thereon through the date of payment for such purchase and (c) if the Loan is to be purchased on a servicing-released basis, any unreimbursed Servicing Advances related to such Loan. In calculating any Purchase Price, the same shall not include any amount in respect of a Relief Act Reduction.

       FF. Purchased Loan Proceeds means (a) with respect to any Loan which the Company has purchased pursuant to Section 3.2 and as to which the Default or any bankruptcy, foreclosure or other similar proceeding giving rise to the purchase of such Loan by the Company has been cured or discontinued, any payment or other recovery of principal, interest or unreimbursed Servicing Advances paid as part of the Purchase Price for such Loan which is received by the Company after payment of such Purchase Price (including any such recovery received by the Company in connection with any repurchase or sale of such Loan) and (b) with respect to any other Loan which the Company has purchased pursuant to Section 3.2 and which has become a Liquidated Loan, the lesser of (i) the Purchase Price paid by the Company for such Loan and (ii) all payments and other recoveries with respect to such Loan which are received by the Company after payment of the related Purchase Price (including


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            any such recoveries received by the Company in connection with any repurchase or sale of such Loan), net of any recoveries in respect of advances made by or on behalf of the Company with respect to such Loan (other than recoveries of any unreimbursed Servicing Advances paid as part of the Purchase Price for such Loan).

       GG. Realized Loss means (i) as to any Liquidated Loan, the excess, if any, of the unpaid principal balance of the Loan plus accrued and unpaid interest thereon through the date of payment of the related Claim Amount over any related net liquidation proceeds remaining after deducting any related unreimbursed Servicing Advances therefrom, (ii) as to any Deficient Valuation, either the excess (if any) of the then outstanding indebtedness under the related Loan and any loan secured by a lien with a higher priority than the lien of such Loan over the valuation of the related Property, to the extent not in excess of the then outstanding indebtedness under such Loan or, as applicable, the reduction in the amount of principal of the related Loan to be repaid that results in a permanent forgiveness of principal thereunder and (iii) as to any Debt Service Reduction and any Due Date in respect of the related Loan, the amount of the reduction in the scheduled payment of interest due in respect of such Loan on such Due Date.

       HH. Relief Act Reduction means, with respect to any Premium Payment Date and any Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or any similar federal, state or local law, the amount, if any, by which (i) interest collectible on such Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the related Note.

       II. Reserve Account means the Insurer Support Reserve Fund, as defined in the Pooling and Servicing Agreement.

       JJ. Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, or a unit in a planned unit development, or manufactured housing which is considered real estate under local law.

       KK. Securities has the meaning specified on the declaration page under "Insured".

       LL. Seller has the meaning specified on the declaration page under "Insured".

       MM. Servicing Advances has the meaning provided in the Pooling and Servicing Agreement.

       NN. Special Hazard Damage means Physical Damage suffered by a Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard or flood insurance policy required to be maintained in respect of such Property pursuant to the Pooling and Servicing Agreement, except to the extent of


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            the portion of such loss not covered as a result of any
            coinsurance provision, and (ii) any loss resulting from terrorism or any other Extraordinary Event.

       OO. Special Hazard Limit means as of any date of determination following the Cut-off Date, an amount equal to Initial Special Hazard Amount less the sum of (A) the Aggregate Benefit Amount in respect of Realized Losses due to Special Hazard Damage and (B) the Adjustment Amount (as defined below), in each case as most recently calculated (but not less than zero). For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the difference calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (i) twice the Amortized Insured Loan Amount of the Loan which has the largest Amortized Insured Loan Amount on the Premium Payment Date immediately preceding such anniversary and
            (ii) the Total Amortized Insured Loan Amount (as of the immediately preceding Premium Payment Date) of the Loans in any single five-digit California zip code area with the largest amount of Loans by the Total Amortized Insured Loan Amount thereof as of such anniversary.

       PP. Total Amortized Insured Loan Amount means the sum of the Amortized Insured Loan Amounts of all of the Loans.

       QQ. Total Insured Loan Amount means the sum of the Insured Loan Amounts of all of the Loans.

       RR. Trailing Payment means, with respect to any Claim that is paid by the Company in respect of a Realized Loss on a Liquidated Loan, any payment or other recovery on such Loan that is received by the Company, the Insured, the Trustee or the Master Servicer after such Claim has been filed with the Company and that is deposited in the Reserve Account. For the avoidance of doubt, Trailing Payments do not include Purchased Loan Proceeds.

       SS. Trustee means the Person specified on the declaration page under "Insured", and the successors and assigns of such Person under the Pooling and Servicing Agreement.

       Any pronouns, when used in this Policy, shall mean the singular or plural, masculine or feminine, as the case may be.

II.    Obtaining Coverage and Payment of Premiums

       A. Coverage - The Effective Date of this Policy shall be the date specified on the face hereof. This Policy is may not be canceled for any reason, and this Policy shall continue in force until (a) each Loan has been paid in full, has become a Liquidated Loan or, whether because the transfer of the Loans by the Seller pursuant to the Pooling and Servicing Agreement has been disregarded or for any other reason, is no longer owned by, or pledged by the Depositor pursuant to Section 10.04 of the Pooling and Servicing Agreement to, the Trustee for the


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            benefit of the holders of the Securities or (b) the Securities no longer remain outstanding, whether because the Securities have been redeemed, have been paid in full or otherwise have had their respective principal balances reduced to zero. The sale, pledge, assignment or other transfer of a Loan by or on behalf of the Trustee, whether or not voluntary and whether by operation of law or otherwise, shall terminate coverage of the Loan under this Policy.

       B. Premium - The premium for this Policy shall be paid in the manner and at the rate specified on the face hereof. There shall be no refund of premium under this Policy. If the Aggregate Benefit Amount under this Policy (net of any Trailing Payments which are not applied to pay interest at the Late Payment Rate, any Purchased Loan Proceeds and any Claim Amounts paid with respect to additional Claims deemed filed under Section 3.2) becomes equal to or exceeds the Maximum Aggregate Liability, the total premium under this Policy shall remain due and payable on a monthly basis as provided herein and the premium shall continue to be calculated and paid in the manner specified on the face hereof.

       C. Insured, Claims and Payments - This Policy shall be delivered to and held by the Insured for the benefit of the Certificateholders at, and all premium payments shall be made by the Insured on behalf of the Trustee to the Company from, the Office Address. Any Claims shall be made by the Master Servicer on behalf of and through the Insured, and from the Office Address, and any Claim Amounts or Purchase Prices shall be paid to the Insured at the Office Address for the benefit of the Certificateholders in immediately available funds by wire transfer to such account or accounts as shall be designated in writing by the Insured from time to time.

       D. Servicing and the Insured - Any action or omission by the Master Servicer or the Trustee shall be deemed to be an action or omission of the Insured. The Master Servicer and the Trustee act as representative of the Insured as to each Loan and shall bind the Insured for all purposes of this Policy, including by providing information to the Company, receiving any notices, paying any premiums, accepting any payments and performing any other acts under this Policy. The rights, obligations and immunities of the Company under this Policy shall not be affected by the appointment of the Master Servicer to act on behalf of the Trustee or the Insured hereunder or by the appointment of the Insured to hold this Policy on behalf of Trustee.

       E. Co-ordination and Duplication of Insurance Benefits - Coverage under this Policy shall be afforded upon the exhaustion of any other insurance (including any hazard insurance and primary mortgage insurance) which may apply to any Loan or related Property, whether exhaustion of such other insurance results from any excess of loss over the amount of such other insurance, any exclusion from or other unavailability of coverage under the terms of the policy pursuant to which such other insurance was provided, any failure of the insurance company that issued such policy to pay a claim (including by reason of insolvency and for any


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            other reason) or otherwise, except exhaustion for failure to make any claim or to cooperate with the insurance company that issued such policy in accordance with the terms of such policy. For the avoidance of doubt, the Company shall be required make payment of any Claim Amount that is payable pursuant to this Policy even if all or any portion of such payment is required to be made under the terms of any other insurance (including any hazard insurance and primary mortgage insurance) which may apply to any Loan or related Property, unless such payment or portion thereof was not made by the insurance company that issued the policy pursuant to which such other insurance was provided because of any failure to make any claim or to cooperate with such insurance company in accordance with the terms of such policy.

III.   Realized Loss Payment Procedure

       A. Filing of Claim - The Master Servicer shall file a Claim in respect of a Loan within thirty (30) days after the related Realized Loss, unless a written extension has been granted by the Company.

       B. Option to Purchase a Loan - The Company shall have the right but not the obligation to purchase on a servicing-released or -retained basis as separately agreed by the Company with the Master Servicer, and without recourse, any Loan that is four (4) months in Default or as to which there are bankruptcy, foreclosure or other similar proceedings, by notifying the Insured at any time that it is exercising such right and by paying the related Purchase Price on the last day of a calendar month in accordance with the definition of the term "Purchase Price" hereunder and
            Section 3.5. Thereafter, upon the occurrence of a Realized Loss with respect to such Loan, a Claim shall be deemed to have been filed by, and a Claim Amount shall be payable to, the Company in respect of such Realized Loss.

       C. Claim Information and Other Requirements - At the time of filing of a Claim or within ten (10) business days after the Company exercises its right to purchase a Loan under Section 3.2, as applicable:

            1. The Master Servicer shall provide the Company with a completed form, mutually agreeable to the Master Servicer and the Company, for payment of a Claim Amount or a Purchase Price; and

            2. In the case of a Liquidated Loan or the exercise by the Company of its right to purchase a Loan under Section 3.2, the Master Servicer shall provide the Company with an assignment, duly and properly executed and delivered by or on behalf of the Trustee on a servicing-released or, in the case of such exercise, -retained basis as separately agreed by the Company with the Master Servicer, and without recourse, of all of the ownership right, title and interest of the Trustee in and to the Loan and, in the case of such exercise, the representations, warranties, covenants (including all Mortgage File delivery requirements) and related remedies in favor or for


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                 the benefit of the Trustee with respect to such Loan under the Pooling and Servicing Agreement, together with:

                 a.   the original Note properly endorsed in blank,

                 b. an original assignment of the Deed of Trust in recordable form,

                 c. the other Loan documents in the Mortgage File required to have been delivered by the Depositor to the Trustee pursuant to the Pooling and Servicing Agreement.

            The assignment provided in Section 3.3(b) shall not become effective until payment of the Claim Amount in respect of the related Realized Loss or the Purchase Price in respect of the Loan, as applicable. Prior to such time, the Company shall hold the documents delivered pursuant to Section 3.3(b) on behalf of the Trustee for the benefit of the holders of the Securities.

       D. Calculation of Claim Amount - The Claim Amount with respect to any Liquidated Loan or any Debt Service Reduction or Deficient Valuation as to which a Claim Amount is payable under this Policy shall be an amount equal to the related Realized Loss. In calculating any such amount, the same shall not include any amount in respect of a Relief Act Reduction.

       E. Payment of Claims - Whenever a Realized Loss occurs with respect to a Loan or the Company exercises its right to purchase a Loan under Section 3.2 and (in either case) the related Claim Amount or Purchase Price becomes payable by the Company under the terms of this Policy, the Company shall pay such Claim Amount or Purchase Price, in the case of any Claim Amount, within thirty (30) days after the Master Servicer has filed the related Claim in accordance with Section 3.1 and, in the case of any Purchase Price, on the last day of the calendar month in which such 30-day period ends, provided, that:

            1. if the Aggregate Benefit Amount in respect of Fraud Losses becomes equal to or exceeds the Fraud Loss Limit, then the liability of the Company to pay any additional Claims (and the right of the Company to withdraw from the Reserve Account any Claim Amounts with respect to additional Claims deemed filed under Section 3.2) in respect of Fraud Losses shall cease;

            2. if the Aggregate Benefit Amount in respect of Realized Losses due to Special Hazard Damage becomes equal to or exceeds the Special Hazard Limit, then the liability of the Company to pay any additional Claims (and the right of the Company to withdraw from the Reserve Account any Claim Amounts with respect to additional Claims deemed filed under Section 3.2) in respect of such Realized Losses shall cease;

            3. on and after the date on which the Aggregate Benefit Amount under this Policy, net of any Trailing Payments which are not applied to pay interest


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                 at the Late Payment Rate, any Purchased Loan Proceeds and any
                 Claim Amounts paid with respect to additional Claims deemed filed under Section 3.2, becomes equal to or exceeds the Maximum Aggregate Liability, the liability of the Company to pay any additional Claims under this Policy (and the right of the Company to withdraw from the Reserve Account any Claim Amounts with respect to additional Claims deemed filed under
                 Section 3.2) shall cease, notwithstanding the payment of additional premium hereunder;

            4. in no event shall the Company have any liability, and the Company shall have no right to withdraw from Reserve Account any amount, to pay Claims in respect of Realized Losses due in whole or in part to Extraordinary Events, regardless of whether such Realized Losses may otherwise be covered hereunder or may have resulted (in whole or in part) from one or more events other than an Extraordinary Event; and

            5. the Company shall not have any liability to pay Claims in respect of Realized Losses under this Policy from its own funds at any time unless the aggregate of the related Claim Amounts or such portions thereof as are required to be paid in accordance with this Policy exceed the amount that is held by the Trustee on deposit in the Reserve Account at the time when payment by the Company of such Claim Amounts or portions thereof is due in accordance with the terms hereof.

            Whenever a Realized Loss occurs with respect to a Loan and the related Claim Amount or any portion thereof as is required to be paid in accordance with this Policy would have been payable by the Company hereunder but for Section 3.5(e), then within thirty (30) days after the Master Servicer has filed the related Claim in accordance with Section 3.1, the Company shall withdraw such Claim Amount from the Reserve Account, to the extent of funds on deposit therein, and shall pay the same as provided herein. In addition, whenever a Realized Loss occurs with respect to a Loan and either the related Claim Amount has been paid by the Company pursuant to this Section 3.5 or such Claim Amount becomes payable to the Company pursuant to Section 3.2, then subject to the coverage limits provided in Sections 3.5(a) through (c) in the case of Claim Amounts payable to the Company pursuant to Section 3.2, the Company shall have the right to withdraw such Claim Amount from the Reserve Account (together with interest thereon at the Late Payment Rate with respect to any Claim Amount paid by the Company pursuant to this Section 3.5), to the extent of funds on deposit therein from time to time, and to retain the same.

            To the fullest extent permitted by applicable law, the Company agrees not to assert, and hereby waives, for the benefit of Insured, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to the Company to avoid payment of its obligations under this Policy in accordance with the express


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            provisions of this Policy. In particular, and without limiting the foregoing, in the event a breach of any representation or warranty made by the Depositor, the Seller or the Master Servicer occurs, the Company will nevertheless make all payments in accordance with this Policy without setoff or reduction and will assert any claims against any of them separately.

       F. Discharge of Obligation - Payment by the Company of a Claim Amount or such portion thereof as is required to be paid in accordance with this Policy, or withdrawal of the same from the Reserve Account and payment thereof as provided in this Policy, shall be a full and final discharge of its obligation with respect to the related Claim hereunder.

       G. Trailing Payments - Any payment or other recovery on a Liquidated Loan received by the Company, the Trustee or the Master Servicer after a Claim has been filed with the Company in respect of the related Realized Loss promptly shall be deposited by the recipient (appropriately endorsed) in the Reserve Account.

IV.    Additional Conditions

       A. Subrogation - To the extent that the Company is entitled under applicable law to pursue an action on a Loan, the Company shall be subrogated, upon payment of the related Realized Loss, to all of the owner's rights of recovery against a Borrower and any other Person relating to the Loan or to the Property. The Master Servicer shall execute and deliver, or shall cause to be executed and delivered, at the request of the Company, such instruments and papers, including an assignment of the Loan, and undertake such other actions as may be necessary to transfer, assign and secure such rights. The Master Servicer shall refrain from and shall not suffer to occur any action, either before or after payment of a Realized Loss, that prejudices such rights.

       B. Policy for Exclusive Benefit of Insured - The coverage provided under this Policy shall be for the sole and exclusive benefit of the Insured on behalf of the Trustee for the benefit of the holders of the Securities, and in no event shall any Borrower or any other Person be deemed a party to, or an intended beneficiary of, this Policy.

       C.   Amendments; No Waiver; Rights and Remedies; Use of Term
            "Including"

            1. No condition or requirement of this Policy shall be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company. Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one shall not be construed as a waiver, modification or compromise of any other.


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            2.   No right or remedy of the Company provided for by this Policy shall be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

            3. As used in this Policy, the term "include" or "including" shall mean "include or including, without limitation."

       D. No Agency - None of the Insured, the Trustee or the Master Servicer, nor any of their respective employees, agents or other representatives, shall be deemed for any reason to be agents of the Company. Neither the Company nor any of its employees or agents (including any Person underwriting the Loan on behalf of the Company), shall be deemed for any reason to be agents of the Insured, the Trustee or the Master Servicer.

       E. Successors and Assigns - This Policy shall inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

       F. Applicable Law and Conformity to Law - All matters under this Policy and the provisions hereof shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its conflicts or choice of law provisions.

       G. Notices - All claims, premium advice, tenders, reports, other data and any other notices required to be submitted to the Company shall be sent to the Company at 1601 Market Street, Philadelphia, PA 19103. The Company may change this address by giving written notice to each of the Insured, the Trustee and the Master Servicer. Unless the Insured, the Trustee or the Master Servicer otherwise notifies the Company in writing, all notices to the Insured, the Trustee or the Master Servicer shall be sent to, in the case of the Insured, the Office Address (or, if the Insured is not located at such address, to the last known address of the Insured) and, in the case of the Trustee or the Master Servicer, the respective addresses set forth in the Pooling and Servicing Agreement.

            All notices under this Policy, whether or not identified in this Policy as required to be in writing, shall be effective only if in writing and only upon receipt thereof. Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured, the Trustee or the Master Servicer (for notices given to such Persons) in the form of computer tape or computer-generated or any other electronic message. A telecopy or such tape or message shall be effective only when received. The Company, the Trustee and the Master Servicer may mutually agree that notices under this Policy shall be sent to any additional Person. Except as expressly agreed to by the Company, the Trustee and the Master Servicer, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Master Servicer.

       H. Electronic Media - The Company and any of the Insured, the Trustee or the Master Servicer may, from time to time, deliver or transfer information, documents or other data between them and required or permitted to be provided by this Policy, or otherwise provided in connection with this Policy, by electronic media acceptable to them. In addition, the Company and any of the Insured, the Trustee or the Master Servicer may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche. Such electronic or other media shall be as equally acceptable for all purposes between the Insured, the Trustee or the Master Servicer and the Company as information, documents or other data maintained in printed or written form.

       I. Duty of Cooperation - Whenever requested by the Company, the Insured, the Trustee and the Master Servicer shall cooperate with the Company and furnish all reasonable aid, evidence and information in their respective possession or to which any of them have access with respect to any Loan, including all documents, files, computer data or other information requested by the Company upon reasonable notice.

       J. Confidentiality - The Company (i) shall comply with any applicable laws and regulations regarding the privacy and security of Consumer Information, (ii) shall not use Consumer Information in any manner inconsistent with any applicable laws and regulations regarding the privacy and security of Consumer Information, (iii) shall not disclose Consumer Information to third parties except to enforce or preserve the Company's rights or at specific written direction of the Master Servicer or as otherwise permitted or required by applicable law or by legal or regulatory authorities having jurisdiction over the Company, (iv) shall maintain adequate physical, technical and administrative safeguards to protect Consumer Information from unauthorized access, and (v) shall promptly notify the Master Servicer after it has sufficient reason to believe that there has been any breach of the confidentiality requirements for Consumer Information contained in this Section
            4.10. As used in this Section 4.10, the term "Consumer Information" shall mean all personal information about the Borrowers under the Loans that is supplied to the Company by or on behalf of the Master Servicer in connection with this Policy and the transactions contemplated hereby.


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          IN WITNESS WHEREOF, the Company has caused these presents to be signed by its duly authorized officers.


                                       RADIAN INSURANCE INC.


                                       By:
                                          ------------------------
                                       Name:
                                       Title: